As filed with the Securities and Exchange Commission on June 20, 2000
 Registration No. 333-
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                                  ------------


                            SILICON VALLEY BANCSHARES
             (Exact name of registrant as specified in its charter)

           Delaware                                   91-1962278
   (State of Incorporation)              (I.R.S. Employer Identification No.)


                                  ------------


                3003 Tasman Drive, Santa Clara, California 95054
                ------------------------------------------------
                    (Address of principal executive offices)

                                  ------------


                           1997 Equity Incentive Plan
                           --------------------------
                            (Full title of the plans)


                                  John C. Dean
                             Chief Executive Officer
                            SILICON VALLEY BANCSHARES
                3003 Tasman Drive, Santa Clara, California 95054
                                 (408) 654-7400
                                 --------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                  ------------

                                   Copies to:
                             A. Catherine Ngo, Esq.
                            Silicon Valley Bancshares
                                3003 Tasman Drive
                          Santa Clara, California 95054
                                 (408) 654-7400

                            Stephen W. Fackler, Esq.
                               COOLEY GODWARD LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                           Palo Alto, California 94306
                                 (650) 843-5000

                                  ------------

                                        CALCULATION OF REGISTRATION FEE

--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                                                        PROPOSED MAXIMUM         PROPOSED MAXIMUM
   TITLE OF SECURITIES                                      OFFERING                 AGGREGATE                AMOUNT OF
     TO BE REGISTERED       AMOUNT TO BE REGISTERED    PRICE PER SHARE (1)      OFFERING PRICE (1)        REGISTRATION FEE
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------
 Stock Options and Common
 Stock (par value $.001)       2,200,000 shares            $38.9065               $4,188,634.88               $1,164.44
--------------------------- ------------------------ ------------------------ ------------------------ ------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on June 16, 2000 as reported on the Nasdaq National Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
          REGISTRATION STATEMENT ON FORM S-8 NO. 33-28185 AND THE POST
                       EFFECTIVE AMENDMENT NO. 1 THERETO


         The contents of Registration Statement on Form S-8 No. 33-28185 filed with the Securities and Exchange Commission on May 30, 1997 and Post Effective Amendment No. 1 to Form S-8 No. 33-28185 filed with the Securities and Exchange Commission on April 28, 1999 are incorporated by reference herein.

                                    EXHIBITS

[NOTE: REVIEW ITEM 601 TO REGULATION S-K FOR ADDITIONAL REQUIRED EXHIBITS TO FORM S-8 REGISTRATION STATEMENT.]

EXHIBIT
NUMBER
    5        Opinion of Cooley Godward LLP

   23.1      Consent of KPMG LLP

   23.2      Consent of Cooley Godward LLP is contained in Exhibit 5 to this
             Registration Statement

   24        Power of Attorney is contained on the signature pages.

   99.1      1997 Equity Incentive Plan, as amended as of January 20, 2000.

   99.2      Form of Stock Option Agreements used in connection with the 1997
             Equity Incentive Plan (1)

   (1)       Filed as an exhibit with the Company's Proxy Statement for the 1997
             Annual Meeting of Shareholders on April 17, 1997, and incorporated herein by reference.


                                       1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on June 20, 2000.


                                       SILICON VALLEY BANCSHARES


                                       By: /s/ John C. Dean
                                           -------------------------------------
                                           John C. Dean
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints A. Catherine Ngo, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.


                                       2.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


          SIGNATURE                               TITLE                                   DATE

    /s/ JOHN C. DEAN                  President, Chief Executive
----------------------------          Officer and Director (Principal            June 20, 2000
        JOHN C. DEAN                  Executive Officer)


/s/ CHRISTOPHER T. LUTES              Executive Vice President and
----------------------------          Chief Financial Officer                    June 20, 2000
    CHRISTOPHER T. LUTES              (Principal Financial and
                                      Accounting Officer)


 /s/ DANIEL J. KELLEHER
----------------------------          Chairman of the Board                      June 20, 2000
     DANIEL J. KELLEHER

    /s/ GARY K. BARR
----------------------------          Director                                   June 20, 2000
        GARY K. BARR

 /s/ JAMES F. BURNS, JR.
----------------------------          Director                                   June 20, 2000
     JAMES F. BURNS, JR.

  /s/ DAVID M. DEWILDE
----------------------------          Director                                   June 20, 2000
      DAVID M. DEWILDE

   /s/ JAMES R. PORTER
----------------------------          Director                                   June 20, 2000
       JAMES R. PORTER

 /s/ STEPHEN E. JACKSON
----------------------------          Director                                   June 20, 2000
     STEPHEN E. JACKSON

 /s/  KENNETH P. WILCOX
----------------------------          Director                                   June 20, 2000
      KENNETH P. WILCOX


                                       3.

                                  EXHIBIT INDEX


   EXHIBIT                                                                                       SEQUENTIAL PAGE
    NUMBER                                       DESCRIPTION                                         NUMBERS

     5        Opinion of Cooley Godward LLP

    23.1      Consent of KPMG LLP

    23.2      Consent of Cooley Godward LLP is contained in Exhibit 5 to this
              Registration Statement

    24        Power of Attorney is contained on the signature pages.

    99.1      1997 Equity Incentive Plan

    99.2      Form of Stock Option Agreement used in connection with the 1997
              Equity Incentive Plan (1)

    (1) Filed as an exhibit with the Company's Proxy Statement for the 1997 Annual Meeting of Shareholders on April 17, 1997, and incorporated herein by reference.


                                       4.